Exhibit 32.01

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Oklahoma Gas and Electric Company ("OG&E") on Form 10-K for the period ended December 31, 2019, as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OG&E.

February 26, 2020

/s/ Sean Trauschke
Sean Trauschke
Chairman of the Board, President and Chief Executive Officer

/s/ Stephen E. Merrill
Stephen E. Merrill
Chief Financial Officer